UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2006

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 22, 2006, Sterling Financial Corporation (the "Corporation") issued a press release announcing the promotion of Dorothy Gallagher to the position of Chief Accounting Officer, effective immediately and such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Corporation's press release, dated August 22, 2006 and attached to this Form 8-K as Exhibit 99.1 is incorporated herein by reference. The press release attached hereto is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 7.01 Regulation FD Disclosure.

On August 22, 2006, the Board of Directors of Sterling Financial Corporation declared the payment of a regular quarterly cash dividend of $0.15 per share payable on October 2, 2006 to shareholders of record as of September 15, 2006. The Corporation's press release announcing this action is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The following information is furnished under Item 7.01, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

99.1 Sterling Financial Corporation press release, dated August 22, 2006, announcing the naming of a Chief Accounting Officer

99.2 Sterling Financial Corporation press release, dated August 22, 2006, announcing the declaration of a quarterly cash dividend

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

August 22, 2006	By:	Jean Svoboda

Name: Jean Svoboda
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation press release regarding CAO
99.2	Sterling Financial Corporation press release regarding 3rd qtr dividend